UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) November 20, 2006
PLAYLOGIC ENTERTAINMENT, INC.

(Name of Small Business Issuer as specified in its charter)

Delaware	0-49649	23-3083371

(State or other jurisdiction of incorporation or	(Commission File	(I.R.S. Employer
organization)	Number)	Identification Number)
Concertgebouwplein 13, 1071 ll Amsterdam, The Netherlands

(Address of principal executive offices and zip code)
Company’s telephone number, including area code: (011) 31-20-676-0304
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.
On November 16, 2006, Management and the Audit Committee of the Board of Directors of the Company concluded that the Company’s unaudited financial statements included in Form 10-QSB for the quarterly periods ended September 30, 2005, March 31, 2006 and June 30, 2006 can no longer be relied upon. Additionally, the Company’s audited financial statements for the year ended December 31, 2005, which are included in the Company’s Form 10-KSB for that period, can no longer be relied upon. Specifically, the Company’s consolidated balance sheet will be affected, with a decrease in shareholders’ equity and a corresponding increase in liabilities due to an accounting error resulting in financial restatements. Additionally, there will be a material change in the 2005 consolidated statements of operations.
During the course of preparing the financial statements for the quarter ended September 30, 2006, and the related Form 10-QSB, management concluded that the Company’s accounting for the shareholders’ expense reimbursement relating to the reverse merger in 2005 was not in accordance with U.S. generally accepted accounting principles. Specifically, transactions costs associated with the Company’s June 2005 share exchange agreement which were paid by the Company and “reimbursed” by shareholders, were not reflected in the Company’s consolidated statement of operations. The “reimbursements” were effectuated through capital contributions and through shareholder loan. The above description was based on the facts known to the Company as of the date of filing of this current report on Form 8-K.
We have discussed the above matter with our current and previous independent registered accountants pursuant to Item 4.02(a) of Form 8-K.
The Company is restating its unaudited September 30, 2005 financial statements to record the above mentioned transaction. Additionally, such restatements to the Company’s September 30, 2005 unaudited financial statements also require us to make similar material modifications and to restate our audited 2005 financial statements and the unaudited financial statements for the three months ended March 31, 2006 and the three and six months ended June 30, 2006. All of the modifications and adjustments to the Company’s unaudited financial statements for the three and nine months ended September 30, 2005, the audited 2005 financial statements, the Company’s unaudited March 31, 2006 and June 30, 2006 financial statements will be described in detail in the notes to the those restated financial statements, which the Company anticipates filling shortly.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit 23.1          Withdraw Letter from S. W. Hatfield, CPA dated November 16, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

PLAYLOGIC ENTERTAINMENT, INC.
By:	/s/ Willem M. Smit
	Name:	Willem M. Smit
	Title:	President and Chief executive Officer

Date: November 20, 2006